THEMES AIRLINES ETF (AIRL)

THEMES EUROPEAN LUXURY ETF (FINE)

Each a series of Themes ETF Trust

Listed on The NASDAQ Stock Market LLC

Supplement dated September 2, 2025 to the currently effective Summary Prospectus,

Prospectus, and Statement of Additional Information of each Fund

The Board of Trustees of Themes ETF Trust has determined that it is in the best interests of shareholders to liquidate and close Themes Airlines ETF and Themes European Luxury ETF (each, a “Fund” and collectively, the “Funds”), based on the recommendation of the Funds’ investment adviser, Themes Management Company, LLC.

The Funds will cease trading on The NASDAQ Stock Market LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on the Nasdaq on September 12, 2025 (the “Closing Date”). The Funds will not accept creation orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from September 13, 2025 through September 25, 2025 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in a Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with each Fund’s investment objective and strategy.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.